                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     January 30, 2003
                                                --------------------------------



                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                            1-9924                       52-1568099
--------------                 ----------------                --------------
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

         399 Park Avenue, New York, New York                   10043
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       (Address of principal executive offices)             (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         Exhibits:

  Exhibit No.     Description
  -----------     -----------
     1.01         Terms Agreement, dated January 30, 2003, among the Company and
                  Salomon Smith Barney Inc., Banc One Capital Markets, Inc.,
                  Bear, Stearns & Co. Inc., Credit Suisse First Boston
                  Corporation, Guzman & Company, Lehman Brothers Inc., Merrill
                  Lynch, Pierce, Fenner & Smith Incorporated, Muriel Siebert &
                  Co., Inc., RBC Dominion Securities Inc. and Wells Fargo
                  Brokerage Services, L.L.C., as Underwriters, relating to the offer and sale of the Company's Floating Rate Notes due
                  February 7, 2005.

     4.01         Form of Note for the Company's Floating Rate Notes due
                  February 7, 2005.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 7, 2003                   CITIGROUP INC.



                                           By:   /s/ Guy R. Whittaker
                                                 -------------------------------
                                                 Guy R. Whittaker
                                                 Treasurer


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